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                         MFS UNION STANDARD EQUITY FUND
                                   A Series of
                            MFS Union Standard Trust

                  Supplement to the August 1, 1997 Prospectus


The following is inserted after the first sentence under "Investment Objective and Policies - Investment Objective" on page 5 of the Prospectus:

                "To the extent consistent with the Fund's objective of long-term growth of capital, dividend and interest income may be a consideration of the Fund when deciding whether to purchase securities for its portfolio."


                The date of this Supplement is October 2, 1997.